SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C.  20549

                     ______________________________


                                FORM 8-K


                             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     ______________________________


    Date of Report (Date of earliest event reported):  April 16, 1996



                          GALAXY FOODS COMPANY
           (Exact Name of Registrant as Specified in Charter)




      Delaware)                        0-1625               125-1391475
(State or other jurisdiction   (Commission File Number)    (IRS Employer
  of incorporation)                                      Identification No.)



     2441 Viscount Row                                          32809
     Orlando, Florida                                         (Zip Code)
(Address of principal executive offices)


   Registrant's telephone number, including area code:  (407) 855-5500



     (Former name or former address, if changed since last report.)












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Item 1.  Changes in Control of Registrant.

         Not applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.


Item 5.  Other Events.

         Private Placement of Securities

On April 16, 1996, Galaxy Foods Company (the "Company") completed a private placement of 1,337,524 shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an aggregate price of $2,000,000, and 4,000 shares of the Company's Series A Convertible Preferred Stock, $0.01 par value (the "Preferred Stock" and, together with the Common Stock sold in this transaction, the "Shares"), at an aggregate price of $4,000,000, pursuant to the terms of a Securities Purchase Agreement (the "Purchase Agreement") by and among the Company and the purchasers party thereto (the "Buyers") and in accordance with an exemption from registration under Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). The terms of the Preferred Stock, which are summarized below, are set forth in the Certificate of Designations, Preferences and Rights of the Series
A Preferred Stock of the Company filed by the Company with the Secretary of State of the State of Delaware on April 16, 1996, a copy of which is attached as an exhibit hereto. The Shares are restricted securities which have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to utilize the proceeds raised by the above-described sale of the Shares as working capital to increase the Company's inventory levels, support a proper marketing campaign and fuel future growth.

The terms of the Preferred Stock provide that the holder of the Preferred Stock shall have the right to convert such shares into shares of the Company's Common Stock at any time after June 30, 1996 (which is the seventy-fifth day after issuance of the Preferred Stock), at the conversion price (the "Conversion Price") equal to 71.5% (the "Conversion
Percentage") of the Average Market Price (as defined below) of the

Common Stock for the five consecutive trading days ending one trading day prior to the date the notice of conversion is received from the holder by the Company; provided, however, that in no case shall the Buyers be permitted, in the aggregate, to hold such number of shares of Common
Stock which would exceed 4.9% of the outstanding shares of Common Stock. The "Average Market Price" of the Common Stock is the arithmetic average of the closing bid prices for the Common Stock for each trading day as quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") SmallCap Market
("NASDAQ SmallCap") or, if NASDAQ SmallCap is not the principal trading market for the Common Stock, on the principal trading market for the Common Stock, or, if market value cannot be so calculated, the average fair market value during such period as reasonably determined in good faith by the Company's Board of Directors (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period or between the end of such period and the date of conversion). The number of shares of Common Stock issuable upon conversion of the Series
A Preferred Stock is determined by dividing the Stated Value of the referred Stock, which is equal to $1,000, by the Conversion Price then in effect.

In connection with execution of the Purchase Agreement, on April 16, 1996 the Company entered into a Registration Rights Agreement with the Buyers pursuant to which the Company has agreed to file, within seventy-five days after the closing of the stock purchase transaction, a registration statement under the Act covering the resale of the Common Stock purchased by the Buyers pursuant to the terms of the Purchase Agreement
(the "Common Shares") and the Common Stock into which the Preferred
Shares are convertible (the "Conversion Shares" and, together with the Common Shares, the "Registrable Securities"). In the event that the registration statement described above has not been declared effective as of such date, or if sales cannot be made pursuant to the registration statement, or if the Common Stock is not listed on NASDAQ SmallCap, the NASDAQ National Market System ("NASDAQ-NMS"), the New York
Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX")
(any such event, a "Damage Event"), the Company is required to make payments to the holders of the Registrable Securities in an amount equal to the purchase price of the Registrable Securities held by such holder (which in the case of Conversion Shares shall be equal to the Average Market
Price of the Common Stock upon conversion of the Preferred Stock for the five trading days ending one day prior to the conversion date) multiplied by three-hundredths (.03) multiplied further by the sum of (i) the number of months (prorated for partial months) by which the effectiveness of the registration statement is delayed, (ii) the number of months that sales cannot be made after the effective date of the registration statement, and
(iii) the number of months that the Common Stock is not listed or included for quotation on NASDAQ SmallCap, NASDAQ-NMS, NYSE or AMEX
(such number of months, the "Damage Period"), which amount may be paid in the form of cash or shares of Common Stock (which Common
Stock shall constitute "Damage Shares" and which shall constitute additional Registrable Securities) based on the Average Market Price during the five trading days ending one day prior to the date that the registration statement is declared effective or on which sales may resume.
In no case are Damage Shares payable if payment thereof would result in the Buyers holding such number of shares of Common Stock which would exceed 4.9% of the outstanding shares of Common Stock; in such an event, cash must be paid in lieu of such shares which would violate this provision.

In addition, pursuant to the terms of the Preferred Stock, if a Damage Event has occurred, the Conversion Percentage of the Preferred Stock is required to be reduced by such number of percentage points equal to three times the number of months in the Damage Period as set forth above.

The Company has the right to redeem all or any part of the Preferred Stock at any time subsequent to one hundred eighty days after the effective date of the registration statement referred to above, at a redemption price of $1,398.60 per share.

On Wednesday, April 17, 1996, the Company issued a press release disclosing the sale of the Shares, the amount of funds raised and the planned use of the proceeds. A copy of the press release is attached hereto as an exhibit.


Item 6.  Resignations of Registrant's Directors.

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 4.1    Certificate of Designations, Preferences and Rights of Series
               A Convertible Preferred Stock of Galaxy Foods Company, as filed with the Secretary of State of the State of Delaware on April 16, 1996 (Filed herewith.)

Exhibit 10.74 Securities Purchase Agreement, dated April 16, 1996, by and among Galaxy Foods Company and the buyers party thereto (Filed herewith.)

Exhibit 10.75 Registration Rights Agreement, dated April 16, 1996, by and among Galaxy Foods Company and the buyers party thereto (Filed herewith.)

Exhibit 99.1 Press Release issued by the Company dated April 17, 1996 (Filed herewith.)

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       GALAXY FOODS COMPANY


May 9, 1996                            By: /s/ Angelo S. Morini

                                       Name: Angelo S. Morini

                                       Title: President

                                EXHIBITS

                             EXHIBITS INDEX


Exhibit No.                  Exhibit Description                     Page No.

  4.1 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Galaxy Foods
          Company, as filed with the Secretary of State of Delaware on April 16, 1996 (Filed herewith.)

 10.74 Securities Purchase Agreement, dated April 16, 1996, by and among Galaxy Foods Company and the buyers party thereto (Filed herewith.)

 10.75 Registration Rights Agreement, dated April 16, 1996, by and among Galaxy Foods Company and the buyers party thereto (Filed herewith.)

  99.1    Press Release issued by the Company dated April 17,
          1996 (Filed herewith.)

                                   EXHIBIT 4.1

                Certificate of Designations, Preferences and
              Rights of Series A Convertible Preferred Stock of
                  Galaxy Foods Company, as filed with the
               Secretary of State of the State of Delaware on
                              April 16, 1996

                 CERTIFICATE OF DESIGNATIONS, PREFERENCES

                    AND RIGHTS OF SERIES A CONVERTIBLE

                               PREFERRED STOCK

                                          OF

                             GALAXY FOODS COMPANY

Galaxy Foods Company (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation, as amended, of the Company, and pursuant to 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held on April 12, 1996, adopted resolutions providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of forty thousand (4,000) shares of Series A Convertible Preferred Stock of the Company, as follows:

RESOLVED, that the Company is authorized to issue 4,000 shares of Series A Convertible Preferred Stock (the "Preferred Shares") which shall have the following powers, designations, preferences and other special rights:

(1) Dividends. The holders of the Preferred Shares shall not be entitled to dividends.

(2) Conversion of Preferred Shares. The holders of the Preferred Shares shall have the right, at their option, to convert the Preferred Shares into shares of Common Stock on the following terms and conditions:

     (a) Each Preferred Share shall be convertible at any time after the seventy-fifth (75th) day following the date of issuance (or, if such Preferred Share is called for redemption or compulsory conversion, at any time up to and including, but not after, the close of business on the fifth full business day prior to the date fixed for such redemption or compulsory conversion, unless, in the case of redemption, default shall be made by the Company in providing the funds for the payment of the redemption price), into fully paid and nonassessable shares (calculated to the nearest whole share) of
         Common Stock, at the conversion price (the "Conversion Price") in effect at the time of conversion determined as hereinafter provided; provided, however, that in no event shall any holder be entitled to convert Preferred Shares if, after giving effect to such conversion, the number of shares of Common Stock beneficially owned by such holder and all other holders whose holdings would be aggregated with such holder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("Sections 13(d) and 16"), including, without limitation, any person serving as an adviser to any holder (collectively, the "Related Persons"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). Common Stock issuable upon conversion of the Preferred Shares shall not be deemed to be beneficially owned by such holder or the Related
         Persons for this purpose.   Each Preferred Share shall have a value
         of $1,000 (the "Stated Value") for the purpose of such conversion and the number of shares of Common Stock issuable upon conversion of each of the Preferred Shares shall be determined by dividing the Stated Value thereof by the Conversion Price then in effect. Every reference herein to the Common Stock of the Company (unless a different intention is expressed) shall be to the shares of the Common Stock of the Company, $.01 par value, as such stock exists immediately after the issuance of the Preferred Shares provided for hereunder, or to stock into which such Common Stock may be changed from time to time thereafter.

     (b) The Conversion Price shall be seventy one and one-half percent
         (71.5%) (the "Conversion Percentage") of the Average Market Price
         (as defined below) for the Common Stock for the five (5) consecutive trading days ending one trading day prior to the date the Conversion Notice (as defined below) is received by the Company, subject to adjustment as provided herein. If the registration statement (the "Registration Statement") covering the shares of Common Stock issuable upon conversion of the Preferred Shares required to be filed by the Company pursuant to the Registration Rights Agreement between the Company and initial holders of the Preferred Shares (the "Registration Rights Agreement") has not been declared effective by the U.S. Securities and Exchange Commission ("SEC") within seventy five (75) days after the date of issuance of the Preferred Shares, or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement by reason of stop order, the Company's failure to update the Registration Statement in accordance with the rules and regulations of the SEC or otherwise, or if the Common Stock is not listed or included for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System ("NASDAQ-NMS"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), or the NASDAQ SmallCap Market ("NASDAQ Small Cap") then, as partial relief for the damages to the holder by reason of any such delay in or reduction of its ability to sell the shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Conversion Percentage shall be reduced by a number of percentage points equal to three (3) times the sum of: (i) the number of months (prorated for partial months) after the end of such 75 day period and prior to the date the Registration Statement is declared effective by the SEC; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement (by reason of stop order, the Company's failure to update the Registration or otherwise) after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NYSE, AMEX, or NASDAQ SmallCap after the Registration Statement has been declared effective. (For example, if the Registration Statement becomes effective one and one-half (1 1/2) months after the end of such 75 day period, the Conversion Percentage would be 67% until any subsequent adjustment; if thereafter sales could not be made pursuant to the Registration Statement for a period of two (2) months, the Conversion Percentage would then be 61%.) If the holder converts Preferred Shares into Common Stock and an adjustment to the Conversion Percentage is required subsequent to such conversion, but prior to the sale of such Common Stock by such holder, the Company shall pay to such holder, within five (5) days after receipt of a notice of the sale of such Common Stock from such holder, an amount equal to the Average Market Price of the Common Stock obtained upon conversion of such Preferred Shares for the five (5) trading days ending one (1) trading day prior to the date of conversion multiplied by three-hundredths (.03) times the number of months (prorated for partial months) for which an adjustment was required. Such amount may be paid at the Company's option in cash or Common Stock valued based on the Average Market Price of the Common Stock for the period of five (5) consecutive trading days ending on the date of the sale of such Common Stock; provided, however, that any amounts due as to that period during which the shares are not traded or included for quotation on the NASDAQ-NMS, NYSE, AMEX or NASDAQ SmallCap shall be paid in cash only; provided, further, however, that in no event shall shares be issued hereunder if, after giving effect to such issuance, the number of shares of Common Stock beneficially owned by such holder and all Related Persons would exceed four and nine tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16); cash shall be paid in lieu of any shares which cannot be issued pursuant to this second provision. Common
         Stock issuable upon conversion of Preferred Shares held by such holder or the Related Persons shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. (For example, if the Conversion Percentage was 67% at the time of conversion of $1,000,000 in Stated Value of Preferred Shares (such that the Preferred Shares were converted into Common Stock having an Average Market Price for the applicable period in aggregate of $1,492,537.30) and subsequent to conversion there was a further two
         (2) month delay in the Registration Statement's being declared effective, and such Common Stock was sold at the end of such two (2) month period, the Company would pay to the holder $89,552.24 in cash or Common Stock.)

         "Average Market Price" of any security for any period shall be computed as the arithmetic average of the closing bid prices for such security for each trading day in such period on the NASDAQ SmallCap, or, if the NASDAQ SmallCap is not the principal trading market for such security, on the principal trading market for such security, or, if market value cannot be calculated for such period on any of the foregoing bases, the average fair market value during such period as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period or between the end of such period and the date of conversion or dividend payment, as applicable).

     (c) If the Company shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "Major Transaction"), then each Preferred Share shall thereafter be convertible into the number of shares of stock or securities (the "Resulting Securities") or property of the Company, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of Common Stock delivered upon conversion of such Preferred Share would have been entitled upon such Major Transaction had the holder of such Preferred Share exercised its right of conversion and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification; provided, however, that the Company shall give the holders of the Preferred Shares written notice of any Major Transaction promptly upon the execution of any agreement whether or not binding in connection therewith (including without limitation a letter of intent or agreement in principle) and in no event shall a Major Transaction be consummated prior to seventy-five (75) days after such notice.

     (d) The Company may, at any time subsequent to one hundred eighty (180) days after the date the Registration Statement is declared effective by the SEC, require the holders of the Preferred Shares to convert some or all of their Preferred Shares into Common Stock in accordance with the terms hereof; provided, however, that in no event shall the Company be entitled to require any holder to convert Preferred Shares if, and no such conversion shall be effective to the extent that, after giving effect to such conversion, the number of shares of Common Stock beneficially owned by such holder and all Related Persons, would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). Common Stock issuable upon conversion of the Preferred Shares shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. The Conversion Price for the purposes of this Section (2)(d) shall be the then applicable Conversion Percentage of the Average Market Price for the Common Stock for the five (5) consecutive trading days ending one day prior to the conversion date specified in the notice of compulsory conversion. Notice of every compulsory conversion shall be given by mail to every holder of record of any Preferred Shares then to be converted at least ten (10) days prior to the date fixed as the date for the conversion thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Company. The notice shall state that the Preferred Shares shall be converted at the Conversion Price in effect on the date fixed for the conversion, upon the surrender for cancellation, at the time and place designated in such notice, of the certificates representing the Preferred Shares to be converted, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and canceled. If the Company shall give notice of conversion as aforesaid, all Preferred Shares called for conversion shall be deemed to have been converted to Common Stock on the conversion date specified in such notice, whether or not the certificates for such Preferred Shares shall be surrendered for conversion. Notwithstanding the foregoing, if, at the time fixed for such conversion, the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NYSE, AMEX or NASDAQ SmallCap, then the Company shall either (i) withdraw its notice of conversion or (ii) redeem the Preferred Shares designated in such notice at the redemption price specified herein.

     (e) The Company shall not issue any fraction of a share of Common Stock upon any conversion, but shall pay in cash therefor at the Conversion Price then in effect multiplied by such fraction.

     (f) On presentation and surrender to the Company (or at any office or agency maintained for the transfer of the Preferred Shares) of the certificates of Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank (a "Conversion Notice"), with signatures medallion guaranteed, the holder of such Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, which certificates shall be delivered by the second trading day after the date of delivery of the Conversion Notice, and cash for fractional shares, of Common Stock on the foregoing basis. The Preferred Shares shall be deemed to have been converted, and the person converting the same to have become the holder of record of Common Stock, for all purposes as of the date of delivery of the Conversion Notice.

     (g) The Company shall, so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding.

     (h) The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Preferred Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid.

(3) Voting Rights. Holders of Preferred Shares shall have no voting rights, except as required by law and by Section 7 hereof.

(4) Redemption. The Company may, but shall not be obligated to, at any time subsequent to one hundred eighty (180) days after the date the Registration Statement is declared effective by the SEC, redeem the whole or any part of the Preferred Shares then outstanding at a redemption price of $1,398.60 per Preferred Share, plus in each case a sum equal to all accrued and unpaid dividends thereon through the date fixed for redemption, in accordance with the following redemption procedures:

     (a) In case of redemption of only part of the Preferred Shares at any time outstanding, the Company shall designate the amount of Preferred Shares so to be redeemed and shall redeem such Preferred Shares on a pro rata basis. Subject to the limitations and provisions herein contained, the Board of Directors shall have the power and authority to prescribe the terms and conditions upon which the Preferred Shares shall be redeemed from time to time.

     (b) Notice of every redemption shall be given by mail to every holder of record of any Preferred Shares then to be redeemed, at least thirty
         (30), but no more than ninety (90), days prior to the date fixed as the date for the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Company. The notice shall state that the Preferred Shares shall be redeemed by the Company at the redemption price specified above, upon the surrender for cancellation, at the time and place designated in such notice, of the certificates representing the Preferred Shares to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and canceled. On and after the date specified in the notice described above, each holder of Preferred Shares called for redemption shall be entitled to receive therefor the specified redemption price upon presentation and surrender at the place designated in such notice of the certificates for Preferred Shares called for redemption, properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank, with signatures medallion guaranteed, and bearing all necessary transfer tax stamps thereto affixed and canceled.

     (c) If the Company shall give notice of redemption as aforesaid (and unless the Company shall fail to pay the redemption price of the Preferred Shares presented for redemption in accordance with such notice), all Preferred Shares called for redemption shall be deemed to have been redeemed on the date specified in such notice, whether or not the certificates for such Preferred Shares shall be surrendered for redemption, and such Preferred Shares so called for redemption shall from and after such date cease to represent any interest whatsoever in the Company or its property, and the holders thereof shall have no rights other than the right to receive such redemption price without any interest thereof from and after such date.

(5) Liquidation, Dissolution, Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings, available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of the Common Stock, an amount equal to the Stated Value per Preferred Share plus any accrued and unpaid dividends, provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a percentage of the full amount of Preferred Funds payable to all holders of Preferred Shares
     and Pari Passu Shares.   The purchase or redemption by the Company of
     stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation nor merger of the Company with or into any other corporation or corporations, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

(6) Preferred Rank. All shares of Common Stock shall be of junior rank to all Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares. Notwithstanding the foregoing, the Company may authorize and issue additional or other preferred stock which is of equal or junior rank with the Preferred
     Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company; provided, however, that for so long as the Preferred Shares remain outstanding the Company shall not issue any capital stock which is more senior in rank than the Preferred Shares in respect of the foregoing preferences. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, designations and preferences provided for herein.

(7) Vote to Change the Terms of Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares shall be required to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Angelo S. Morini, its President, and Julie Peterson, its Secretary, this 16th day of April 1996.

GALAXY FOODS COMPANY

By:

                      /s/ Angelo S. Morini
                      ____________________
                      President



Attest:               /s/ Julie Peterson
                      ____________________
                      Secretary

                               Exhibit 10.74

           Securities Purchase Agreement, dated April 16, 1996, by and among Galaxy Foods Company and the buyers party thereto.

                        SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of
April 16, 1996 by and among Galaxy Foods Company, a Delaware corporation, with headquarters located 2441 Viscount Row, Orlando, FL 32809 (the "Company"), and the undersigned (each a "Buyer" and collectively, the "Buyer").

WHEREAS:

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B. The Buyers wish to purchase, in the amounts and upon the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and (ii) the Company's Series
A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"); and

C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

NOW THEREFORE, the Company and the Buyer hereby agrees as follows:

1. PURCHASE AND SALE OF COMMON STOCK AND PREFERRED STOCK.

a. Purchase of Common Stock. The Company shall issue and sell to the Buyer and the Buyer shall purchase an aggregate of 1,337,524 shares of Common Stock (the "Common Shares") at a per share purchase price of $1.4953.

b. Purchase of Preferred Stock.   The Company shall issue and sell to the Buyer
and the Buyer shall purchase an aggregate of 4,000 shares of Preferred Stock (the "Preferred Shares"), which will be convertible into shares of Common
Stock (the "Conversion Shares") in accordance with the terms of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock attached hereto as Exhibit A (the "Certificate of Designation"). The per share purchase price for the Preferred Shares shall be One Thousand Dollars ($1,000). The Common Shares and the Preferred Shares are hereafter collectively referred to as the "Securities."

c. Allocation of Securities. The Securities shall be allocated among each of the Buyers as specified on their respective counterpart signature pages to this Agreement.

d. Form of Payment. Each Buyer shall pay its pro rata portion of the purchase price for the Common Shares and the Preferred Shares (the "Purchase Price") by wire transfer of immediately available United States Dollars to the Company on the Closing Date (as defined below). The Company shall promptly deliver stock certificates, duly executed on behalf of the Company, representing the Common Shares and the Preferred Shares (the "Stock Certificates") to the Buyers.

e. Closing Date. The date and time of the issuance and sale of the Common Shares and the Preferred Shares shall be 12:00 noon Eastern Standard Time on April 16, 1996 (the "Closing Date").

2.  BUYER'S REPRESENTATIONS AND WARRANTIES
Each Buyer represents and warrants to the Company as to itself, severally and not jointly with respect to the Buyers, that:

a. Investment Purpose. The Buyer is purchasing the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof except pursuant to sales registered under the 1933 Act.

b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to its acquisition of the Securities.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

f. Transfer or Resale. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the Common Shares, the Preferred Shares, the

Conversion Shares, and the shares of Common Stock that may be issued to the Buyer pursuant to Section 2(c) of the Registration Rights Agreement and pursuant to Section (2)(b) of the Certificate of Designation (the "Damage Shares") have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have notified the Company with a statement of the circumstances surrounding the proposed disposition and shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect (1) that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration and (2) that appropriate action necessary for compliance with the 1933 Act has been taken; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

g. Legends. The Buyer understands that the stock certificates representing each of the Preferred Shares and, until such time as the Common Shares, the Conversion Shares, and the Damage Shares, if any, (collectively, the "Registrable Securities") have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND
          MAY NOT BE REOFFERED, SOLD, TRANSFERRED, PLEDGED, OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT AND THE STATE SECURITIES ACT OR BLUE SKY ACT OF ANY STATE HAVING JURISDICTION THEREOF, OR (B) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE
          TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED
          UNDER SAID ACT OR THE SECURITIES ACT OR BLUE SKY ACT OF ANY STATE HAVING JURISDICTION WITH RESPECT THERETO.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

I. Residency. The Buyer is a resident of that country specified in its address on the signature page hereof.

j. No Conflicts. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Buyer or by which any property or asset of the Buyer is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Buyer not being conducted, and shall not be conducted through the Closing Date, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect.
Except as required under the 1933 Act and any applicable state securities laws, the Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

k. Indemnification. The Buyer acknowledges that the Buyer understands the meaning and legal consequences of the representations and warranties in this
Section 2, and that the Company has relied upon such representations and warranties, and the Buyer hereby agrees to indemnify and hold harmless the Company and its agents and representatives from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorneys' fees) due to or arising out of a breach of any such representations or warranties, provided, however, that the Buyer shall be liable under this
Section 2(k) for only that amount of any such claims, demands, losses, damages, expenses or liabilities as does not exceed the net proceeds of such Buyer as a result of the sale of the Registrable Securities (as defined in the Registration Rights Agreement) held by such Buyer pursuant to a Registration Statement (as defined in the Registration Rights Agreement). Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the Buyer shall in any manner be deemed to constitute a waiver of any rights granted to such Buyer under federal or state securities laws.

l. Short position and Market Purchases. The Buyer is not purchasing the Securities for the purpose of covering any short position in the Securities, and neither the Buyer nor any of its affiliates will, directly or indirectly, purchase Common Stock on the open market with the purpose of causing cash to be paid in lieu of Common Stock upon the conversion of the Preferred Shares in accordance with the provisions of the Certificate of Designation.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and its subsidiaries are corporations duly organized and existing in good standing under the laws of the jurisdiction in which they are incorporated, except, in the case of any such subsidiaries, as would not have a Material Adverse Effect (as defined below), and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue the Registrable Securities and the Preferred Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company, and (iv) this Agreement and the Registration Rights Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

c. Capitalization. As of April 12, 1996, the authorized capital stock of the Company consists of (i) 85,000,000 shares of Common Stock of which 53,182,848 shares were issued and outstanding, and (ii) 1,000,000 shares of Preferred Stock of which no shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended, as in effect on the date hereof ("Articles of Incorporation") and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"). The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

d. Issuance of Securities. The Registrable Securities and Preferred Shares are duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

e. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company and its subsidiaries is not being conducted, and shall not be conducted through the latest of (i) the Closing Date or (ii) the conversion or redemption of the last of the Preferred Shares, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

f. SEC Documents, Financial Statements. Since January 1, 1993, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer and referred to in Section 2(d) of this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

g. Absence of Certain Changes. Since December 31, 1995, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company.

h. Absence of Litigation. Except as set forth in its Form 10-Q for the quarter ended December 31, 1995, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

4. COVENANTS.

a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and 7 of this Agreement.

b. Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

c. Reporting Status. Until the earlier of (i) the date as of which the Investors (as defined in the Registration Rights Agreement) may sell all the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act, or (ii) the date on which (A) the Investors have sold all the Registrable Securities and (B) none of the Preferred Shares is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Investors shall give notice to the Company when they have sold all of the Registrable Securities.

d. Use of Proceeds. The Company will use the proceeds from the sale of the Securities for the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person.

e. Expenses. The Company shall pay all reasonably expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated hereby, including Buyer's attorney's fees and expenses.

f. Financial Information. The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Registrable Securities and Preferred Shares held by such Buyer: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

g. Reservation of Shares. The Company shall at times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the conversion of the Preferred Shares and issuance of the Damage Shares.

h. Listing. The Company shall promptly secure the listing of the Registrable Securities upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Registrable Securities from time to time issuable under the terms of this Agreement, the Registration Rights Agreement and the Certificate of Designation.

5. TRANSFER AGENT INSTRUCTIONS.

The Company shall irrevocably instruct its transfer agent to issue certificates for the Conversion Shares and Damage Shares in such amounts as specified from time to time by the Company to the transfer agent. Prior to registration of the Registrable Securities under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof prior to registration of the Registrable Securities under the 1933 Act, will be given by the Company to its transfer agent and that the Registrable Securities and the Preferred Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration
Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Registrable Securities and the Preferred Shares. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by the Buyer of any of the Registrable Securities or the Preferred

Shares is not required under the 1933 Act or any applicable state securities or blue sky laws, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

6.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to sell the Common Shares and the Preferred Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

a.The parties shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to each other.

b.The Buyers shall have delivered the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the wiring instructions set forth on Exhibit C hereto.

c. The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyers at or prior to the Closing Date. The Company shall have received a certificate, executed by the Chief Executive Officer of the Buyers, dated as of the Closing Date, to the foregoing effect and as to such other matters reasonably requested by the Company.

7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The obligation of the Buyers hereunder to purchase the Common Shares and the Preferred Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

a. The parties shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to each other.

b. Until the Closing Date, the Common Stock shall be authorized for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System ("NASDAQ-NMS") or
NASDAQ SmallCap Market ("NASDAQ SmallCap") and trading in the
Common Stock (or NASDAQ-NMS or NASDAQ SmallCap) shall not have been suspended by the SEC or NASDAQ.

c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the

Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

d. The Buyers shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyers and in substantially the same form as Exhibit B.

e. The Buyer shall have received the officer's certificate described in
Section 3(c) above, dated as of the Closing Date.

f. The Company shall have delivered the Stock Certificates to the Buyer.

8. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

              If to the Company:

              Galaxy Foods Company
              2441 Viscount Row
              Orlando, FL 32809
              Telephone: (407) 855-5500
              Telecopy: (407) 855-1099
              Attention: Angelo Morini

              With copy to:

              Baker & Hostetler
              200 South Orange Avenue
              Orlando, FL 32801
              Telephone: (407) 649-4000
              Telecopy: (407) 841-0168
              Attention: Kenneth C. Wright, Esq.

              If to the Buyer, at the addresses on the signature pages.

             With copy to:

              Genesee Advisers
              11921 Freedom Drive, Suite 550
              Reston, VA  22090
              Telephone: (703) 904-4349
              Telecopy:  (703) 834-6627
              Attention:  Neil T. Chau

              And:

              Klehr, Harrison, Harvey, Branzburg & Ellers
              1401 Walnut Street
              Philadelphia, PA  19102
              Telephone: (215) 569-3399
              Telecopy:  (215) 568-5725
              Attention:  Jason M. Shargel, Esq.

Each party shall have provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought). Notwithstanding the foregoing, a Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company, provided, however, that any such assignment shall not release such Buyer of its obligations hereunder unless such obligations are assumed by such affiliate and the Company has consented to such assignment and assumption.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

I. Survival. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5, 8(g), 8(h), 8(k) and 8(l), and this subsection shall survive the closing. Each party which constitutes the Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

k. Publicity. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

l. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

m. Termination. In the event that the closing shall not have occurred on or before five (5) days from the date hereof, this Agreement shall terminate at the close of business on such date.


IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

GALAXY FOODS COMPANY

By:
Name:
Its:

GFL ADVANTAGE FUND LTD.

By:
Name:
Its:

Address:   Genesee Fund Limited
                 CITCO Building
                 Wickhams Cay
                  P.O. Box 662
                  Road Town, Tortola
                  British Virgin Islands

                 Administrator
                 Curacao International Trust Co. N.V.
                 Kaya Flamboyan 9
                 P.O. Box 812
                 Curacao, Netherland Antilles

Allocated Portion of Securities: All Preferred Shares.


GFL PERFORMANCE FUND LTD.


By:
Name:
Its:

Address:  Genesee Fund Limited
                CITCO Building
                Wickhams Cay
                P.O. Box 662
                Road Town, Tortola
                British Virgin Islands

                Administrator
                Curacao International Trust Co. N.V.
                Kaya Flamboyan 9
                P.O. Box 812
                Curacao, Netherland Antilles


Allocated portion of Securities:   All Common Shares.

                              Exhibit 10.75

        Registration Rights Agreement, dated April 16, 1996, by and among Galaxy Foods Company and the buyers party thereto.

                     REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of
April 16, 1996 by and among Galaxy Foods Company, a Delaware corporation, with headquarters located at 2441 Viscount Road, Orlando, Florida 32809 (the "Company"), and the undersigned (each, a
"Buyer" and collectively, the "Buyer").

WHEREAS:

A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, (i) to issue and sell to the Buyers shares (the "Common Shares") of the Company's common stock (the
"Common Stock") and (ii) to issue and sell to the Buyers shares of the Company's Series A Convertible Preferred Stock (the "Preferred Shares") which will be convertible into shares of Common Stock (as converted, the "Conversion Shares"); and

B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

1. DEFINITIONS.

   a. As used in this Agreement, the following terms shall have the following meanings:

      (i) "Investor" means each Buyer and any transferee or assignee thereof who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

      (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933
Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange
Commission (the "SEC").

      (iii) "Registrable Securities" means the Common Shares, the
Conversion Shares, and the Damage Shares (as defined herein).

      (iv) "Registration Statement" means a registration statement of the

Company under the 1933 Act.

   b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase
Agreement.

2. REGISTRATION.

   a. Mandatory Registration. The Company shall prepare, and, on or prior to May 7, 1996, file with the SEC a Registration Statement on Form S-3
(or, if such form is unavailable for such a registration, on such other form as is available for such a registration) covering the resale of the Registrable Securities, which Registration Statement shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to and approved by the Buyer and its counsel prior to its filing or other submission, such approval not to be unreasonably withheld.

   b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

   c. Payments by the Company. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to
Section 2(a) hereof is not declared effective by the SEC on or before a date which is seventy five (75) days after the Closing Date or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (by reason of stop order, the Company's failure to update the Registration Statement or otherwise), or if the Common Stock is not listed or included for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System (the "NASDAQ-NMS"), the New
York Stock Exchange (the "NYSE") the American Stock Exchange (the
"AMEX") or the NASDAQ SmallCap Market ("NASDAQ SmallCap"), then the Company will make payments to the Buyer in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Buyer by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of Registerable Securities an amount equal to the purchase price of the Common Shares purchased by such holder (the "Purchase Price") multiplied by three-hundredths (.03) multiplied further by the sum of: (i) the number of months (prorated for partial months) after the end of such 75 day period and prior to the date the Registration Statement is declared effective by the SEC; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NYSE, AMEX or NASDAQ SmallCap after the
Registration Statement has been declared effective. (For example, if the Registration Statement becomes effective one and one-half (1 1/2) months after the end of such 75 day period, the Company would pay $45,000 for each $1,000,000 of Purchase Price of the Common Shares until any subsequent adjustment; if thereafter, sales could not be made pursuant to the Registration Statement for a period of two (2) months, the Company would pay an additional $60,000 for each $1,000,000 of Purchase Price.)
Such amounts may be paid at the Company's option in cash or in Common
Stock (the "Damage Shares", which term shall include the shares of Common Stock which may be issued pursuant to Section (2)(b) of the Certificate of Designation) valued based on the Average Market Price for the period (a "Damage Pricing Period") of five (5) consecutive trading days ending on the trading day prior to the date that the Registration Statement is declared effective or that sales can be resumed under the Registration Statement, as applicable; provided, however, any amounts due as to any Damage Pricing Period during which the Registrable Securities not listed or included for quotation on the NASDAQ-NMS, NYSE, AMEX or NASDAQ SmallCap shall be paid in cash only; and provided further, however, that in no event shall Damage Shares be paid hereunder if, after giving effect to such payment, the number of shares of Common Stock beneficially owned by such holder and all other holders whose holdings would be aggregated with such holder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities
Exchange Act of 1934, as amended, and the regulations thereunder
("Sections 13(d) and 16"), including, without limitation, any person serving as an adviser to any holder (collectively, the "Related Persons"), would exceed four and nine tenths percent (4.9%) of outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16);
cash shall be paid for any Damage Shares which cannot be issued pursuant to this proviso. Common Stock issuable upon conversion of the Preferred Shares held by such holder or Related Persons shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. Payments of cash or issuances of Damage Shares pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty (30) day period with the interim payment (if paid in Damage Shares) based on the last five (5) trading days of such thirty (30) day period. In addition to the payments provided herein, with respect to the Preferred Shares purchased by such holder the Company shall provide an adjustment to the Conversion Percentage (as that term is defined in the Certificate of Designation) and pay the amounts specified in Section (2)(b) of the Certificate of Designation. "Average Market Price" of any security for any period shall be computed as the arithmetic average of the closing bid prices for such security for each trading day in such period on the NASDAQ-
NMS, or, if the NASDAQ-NMS is not the principal trading market for such security, on the principal trading market for such security, or, if market value cannot be calculated for such period on any of the foregoing bases, the Average Market Price shall be the average fair market value during such period as reasonably determined in good faith by the Board of Directors of the Company.

   d. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder; provided that no portion of the equity securities which the Company is offering for its own account shall be excluded; provided, further that the Company shall be entitled to exclude Registrable Securities to the extent necessary to avoid breaching obligations existing prior to the date hereof to other stockholders of the Company. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this Section 2(d) may be waived by Investors holding a majority in interest of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common
Stock included in such underwritten offering.

   e. Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Buyer and any other Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, the Company shall register the sale on another appropriate form.

3. OBLIGATIONS OF THE COMPANY.

In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

   a. The Company shall prepare promptly, and file with the SEC not later than May 13, 1996, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter to use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act, or (ii) the date on which (A) the Investors have sold all the Registrable Securities and (B) none of the Preferred Shares are outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Investors shall give notice to the Company when they have sold all of the Registrable Securities.

   b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

   c. The Company shall furnish to each Investor whose Registrable
Securities are included in the Registration Statement and its legal counsel
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration
Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

   d. In the case of the Registration Statement referred to in Section 2(a), the Company shall furnish to the counsel of each Investor each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment).

   e. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority in interest of the Registrable
Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause more than nominal expense or burden to the Company, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

   f. In the event Investors who hold a majority in interest of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering. The incremental costs incident to such an underwritten offering shall be paid one-half (1/2) by the Company and one-half (1/2) by the participating Investors, pro rata based on the number of Registrable Securities sold by them, provided that all selling commissions, concessions and discounts, expense allowances (whether accountable or nonaccountable), options and warrants and costs of ongoing consulting or engagement requirements of any such underwriter shall be paid and borne pro rata by the Investors and not by the Company, and the Company shall not provide such Underwriter with rights of first refusal with respect to any subsequent offerings, including debt and equity financing, or any requirements with respect to mergers, acquisitions or other business combinations.

   g. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

   h. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

   I. The Company shall permit a single firm of counsel, designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold, to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

   j. The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

   k. At the request of the Investors who hold a majority in interest of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

   l. The Company shall make available for inspection by (i) any Investor,
(ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other final, non-appealable order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(l). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

   m. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration
Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

   n. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange or the American Stock Exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the NASDAQ-NMS or NASDAQ SmallCap.

   o. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities, and shall provide CUSIP numbers for the Registrable Securities, not later than the effective date of the Registration Statement.

   p. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. No later than the effective date of any Registration Statement registering the resale of Registrable Securities, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that (i) permit sales of legended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions; and (ii) upon the conversion of the Preferred Shares and the contemporaneous resale, pursuant to a Registration Statement, of the Conversion Shares, permit the issuance of stock certificates without restrictive legends to the transferees of such Conversion Shares.

   q. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to the Registration Statement.

4. OBLIGATIONS OF THE INVESTORS.

In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

   a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement and to make payments under Section 2(c) hereof with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement.

   b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

   c. In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement. The incremental costs incident to such an underwritten offering shall be paid by the Investor to the extent provided in Section 3(f).

   d. Subject to the Company's obligations under Section 2(c), each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or 3(h), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or 3(h) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

   e. No Investor may participate in any underwritten registration hereunder and, in connection with such underwritten registration, receive related payments under Section 2(c) hereof (which payments result from such Investor's failure to perform the following) unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.


5. EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements of counsel for the Investors, shall be borne by the Company, subject to
Section 3(f) hereof.

6. INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

   a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable
Securities, (ii) the directors, officers and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange
Act of 1934, as amended (the "1934 Act"), if any, and (iii) any underwriter (as defined in the 1933 Act) for the Investors; and the directors, officers and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any, (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

   b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section
6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or to the extent such Claim is based upon any violation or alleged violation by the Investor of the 1933 Act, 1934 Act or any other law; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld;
provided, further, however, that the Investor shall be liable under this
Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

   c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

   d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action
(including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates; provided, that legal fees of such firm shall be reasonable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

   a. make and keep public information available, as those terms are understood and defined in Rule 144;

   b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

   c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vi) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee agrees to pay its all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

10. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11. MISCELLANEOUS.

   a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

   b. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by registered or certified mail, return receipt requested, or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:


              If to the Company:

              Galaxy Foods Company
              2441 Viscount Road
              Orlando, Florida 23809
              Telephone: (407) 855-5500
              Telecopy: (407) 855-1099
              Attention: Angelo Morini

              With copy to:

              Baker & Hostetler
              200 South Orange Avenue
              Orlando, FL 32801
              Telephone: (407) 649-4000
              Telecopy: (407) 841-0168
              Attention: Kenneth C. Wright, Esq.

              If to the Buyer, at the addresses on the signature pages.

             With copy to:

              Genesee Advisers
              11921 Freedom Drive, Suite 550
              Reston, VA  22090
              Telephone: (703) 904-4349
              Telecopy:  (703) 834-6627
              Attention:  Neil T. Chau

              And:

              Klehr, Harrison, Harvey, Branzburg & Ellers
              1401 Walnut Street
              Philadelphia, PA  19102
              Telephone: (215) 569-3399
              Telecopy:  (215) 568-5725
              Attention:  Jason M. Shargel, Esq.

Each party shall have provide notice to the other party of any change in address.

   c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

   d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

   e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

   f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

   g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

   h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

   I. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

GALAXY FOODS COMPANY


By:
Name:
Its:

GFL ADVANTAGE FUND LTD.


By:
Name:
Its:
Address:   Genesee Fund Limited
                 CITCO Building
                 Wickhams Cay
                 P.O. Box 662
                 Road Town, Tortola
                 British Virgin Islands

                 Administrator
                 Curacao International Trust Co. N.V.
                 Kaya Flamboyan 9
                 P.O. Box 812
                 Curacao, Netherland Antilles

GFL PERFORMANCE FUND LTD.


By:
Name:
Its:
Address:   Genesee Fund Limited
                 CITCO Building
                 Wickhams Cay
                  P.O. Box 662
                  Road Town, Tortola
                 British Virgin Islands

                 Administrator
                 Curacao International Trust Co. N.V.
                 Kaya Flamboyan 9
                 P.O. Box 812
                 Curacao, Netherland Antilles

                               EXHIBIT 99.1

                   Press Release issued by Registrant,
                           dated March 11, 1996

                             GALAXY FOODS COMPANY
_____________________________________________________________________________

                   2441 Viscount Row, Orlando, FL 32809
                   Ph: 407-855-5500  Fax: 407-855-7485

FOR IMMEDIATE RELEASE
Contact:		Rebecca Barksdale, ext. 105
        		Investor Relations

                GALAXY FOODS COMPANY ANNOUNCES COMPLETION
                    OF A $6  MILLION PRIVATE PLACEMENT

ORLANDO, FLORIDA (April 17, 1996) -- Galaxy Foods Company (Nasdaq:
GALX) today announced the completion of a private placement of an aggregate of approximately $6,000,000 in the Company's convertible preferred stock and common stock, in reliance on Regulation D, promulgated under the Securities
Act of 1933,  as amended (the "Act").   The Company sold approximately
1,337,524 shares of common stock and 4,000 shares of convertible preferred stock in one series, which preferred stock is convertible into common stock pursuant to a formula that is based upon the market value of the Company's common stock. The conversion formula is set forth in the Form 8-K Current Report dated this date and filed with the Securities and Exchange Commission.

The securities sold pursuant to this private placement are restricted securities which have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The transaction documents require the Company to file a registration statement with the Securities and Exchange Commission in the future, allowing for the public resale of the common stock sold in the transaction and the common stock into which the convertible preferred stock is convertible.

Angelo S. Morini, Chairman, President and Chief Executive Officer, stated,
"the funds raised from this private placement will be used primarily to fuel our rapid growth, increase inventory levels and enable the Company to support a proper marketing campaign. Morini further stated, "preliminary sales figures for the Company's fourth quarter, just completed March 31, are approximately seventy-five percent of the total sales for the prior nine months. As we now begin our first quarter of fiscal 1997, we continue to steadily increase sales in both the retail and food service markets through the addition of several popular supermarket chains and prominent restaurant accounts."
Galaxy Foods Company produces a complete line of healthy cheese products for the retail, food service and industrial markets. Galaxy Foods is the inventor and originator of formagg , nutritionally balanced cheese products which are low in fat, have no cholesterol and no lactose and contain more vitamins and minerals than conventional cheese. Other brands names include Soyco, Soymage and Lite Bakery .

                                   ####